Exhibit 11b




                       THE MUNDER FRAMLINGTON FUNDS TRUST

                                POWER OF ATTORNEY


         The undersigned, Julie A. Tedesco, whose signature appears below, does hereby constitute and appoint Paul F. Roye her true and lawful attorney and agent to execute in her name, place and stead, in her capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re-substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                     /s/      Julie A. Tedesco



Dated:   October 29, 1996




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                       THE MUNDER FRAMLINGTON FUNDS TRUST

                                POWER OF ATTORNEY


         The undersigned, Teresa M.R. Hamlin, whose signature appears below, does hereby constitute and appoint Paul F. Roye her true and lawful attorney and agent to execute in her name, place and stead, in her capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re-substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                     /s/      Teresa M.R. Hamlin


Dated:   October 29, 1996
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